UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 26, 2005

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)	90064-1021 (Zip Code)
Registrant’s telephone number, including area code: (310) 893-1600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events
On August 26, 2005, Teledyne Investment, Inc., a wholly-owned subsidiary of Teledyne Technologies Incorporated, completed the acquisition of RD Instruments, Inc., for approximately $37.0 million. The press release issued by Teledyne on August 29, 2005 is attached as exhibit 99.1 and is incorporated by reference herein.
On August 26, 2005, Teledyne Isco, Inc., a wholly-owned subsidiary of Teledyne Technologies Incorporated, completed the sale of its SWIFT™ monolithic liquid chromatography media products, intellectual property, technology and related assets to Dionex Corporation. The press release issued by Teledyne on August 26, 2005 is attached as exhibit 99.2 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1     Press release dated August 29, 2005
Exhibit 99.2     Press release dated August 26, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Vice President and Chief Financial Officer

Dated: August 29, 2005

EXHIBIT INDEX

Description
Exhibit 99.1	Teledyne Technologies Incorporated Press Release dated August 29, 2005
Exhibit 99.2	Teledyne Technologies Incorporated Press Release dated August 26, 2005